Exhibit 10.118

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


     This Fifth Amendment to Loan and Security Agreement (this "Amendment") is entered into as of this ___ day of March, 1999 (the "Amendment Effective Date"), by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation ("Borrower").

                             W I T N E S S E T H :

     WHEREAS, Borrower and Lender entered into a Loan and Security Agreement dated as of January 21, 1998 as amended by a First Amendment to the same dated as of July 24, 1998; a Second Amendment to the same dated as of September 24, 1998; a Third Amendment to the same dated December 11, 1998, and a Fourth Amendment to the same dated February 11, 1999 (collectively, the "Loan Agreement"), that evidences a loan from Lender to Borrower; and

     WHEREAS, Borrower has asked Lender to modify the Loan Agreement in accordance with the terms of, and subject to the conditions contained in, this Amendment and Lender is willing so to amend the Loan Agreement, upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

     1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used herein which are defined in the Loan Agreement have the same meaning as set forth in the Loan Agreement.

     2. In the Section of the Schedule entitled "Revolving Credit Loans", subparagraph (a) (ii) (A) (1) shall be deleted in its entity and replaced with the following:

     "during (x) the period occurring from the Closing Date through and including February 27, 1999, fifty-five percent (55%) of the value of Borrower's Eligible Inventory, or (ii) the period commencing on February 28,1999 and continuing through and including March 30,1999, fifty-four percent (54%) of the value of the Borrower's Eligible Inventory, or (iii) the period commencing on March 31,1999 and continuing through and including April 29,1999, fifty-three percent of the value of the Borrower's Eligible Inventory, or (iv) the period commencing on April 30, 1999 and continuing through and including May 30,1999, fifty-two percent (52%) of the value of the Borrower's Eligible Inventory, or
(v) the period commencing on May 31, 1999 and continuing through and including June 30,1999, fifty-one percent (51%) of the Borrower's Eligible Inventory, or
(vi) the period commencing on June 31, 1999 through and including July 30, 1999 and thereafter during the calendar months of January through and including July of each subsequent Loan Year, fifty percent (50%) of the value of the Borrower's Eligible Inventory, in each case calculated at the lower of cost or market value and determined on a first-in, first-out basis, or "

     3. Effect as an Amendment. Other than as specifically set forth in this Amendment, the remaining terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control. Each reference to in the Loan Agreement to "this Agreement" shall be deemed to refer to the Loan Agreement as amended through and including this Amendment, and each reference in any other Loan Document to the Loan Agreement as amended through and including this Amendment.

     4. No Waiver. This Amendment in no way acts as a waiver by Lender of any breach, default, Event of Default or condition which, with the giving of notice or passing of time or both, would constitute an Event of Default, of Borrower (whether known or unknown to Lender) or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and performance of the Obligations or the enforcement thereof. Nothing contained in this Amendment is intended to or shall be construed as relieving any person or entity, whether a party to this Amendment or not, of any of such person's or entity's obligations to Lender.

     5. Conditions Precedent. This Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender prior to the Amendment Effective
Date:

               (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

                    (i) This Amendment;

                    (ii) Acknowledgment of the Guarantors in the form attached hereto and incorporated herein by this reference;

                    (iii) Corporate resolutions of Borrower and Guarantor, approving the transactions contemplated hereby to which it is a party; and

                    (iv) Such other  items as Lender may  reasonably  require or reasonably deem necessary.

               (b) There shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

               (c) All the representations and warranties of each and every Loan Party shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

               (d) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation of, closing of and disbursement of the advances pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.

               (e) Borrower shall have paid to Lender an amendment fee of $10,000.

     6. Indebtedness Acknowledged. Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.

     7. Validity of Documents. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

     8. Reaffirmation of Warranties. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

     9. Other Writings. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

     10. Entire Agreement. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

     11. Counterparts; Telefacsimile Execution. This Amendment (including the consents attached hereto) may be executed in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

FINOVA CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation

By:
Name:
Title:

                                 ACKNOWLEDGMENT


     The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of the foregoing Fifth Amendment to Loan and Security Agreement (the "Fifth Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Continuing Guaranty Agreement executed by Guarantor in favor of Lender, (iii) evidencing Guarantor's agreement that the Liabilities as set forth and defined in the Continuing
Guaranty Agreement shall, for all purposes, include the Loan Documents, as amended by the Fifth Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement described above as amended by the Fifth Amendment, and (iv) ratifying and affirming all terms and provisions of the Continuing Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended by the Fifth Amendment.

     Guarantor   agrees   that  it  has  no   defense,   counterclaim,   offset,
cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

                  IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of this ____ day of _____________, 1999.

UNITED TEXTILES & TOYS CORPORATION,
a Delaware corporation


By:
Name:
Title:





90885-1